                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: NOVEMBER 10, 2004
                        (Date of Earliest Event Reported)

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                       000-29182               11-3292094
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

              43-40 NORTHERN BOULEVARD, LONG ISLAND CITY, NY 11101
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

On November 10, 2004, the common stock of The Major Automotive Companies, Inc.
(the "Company") began trading on the Over-the-Counter Bulletin Board (the
"OTCBB") under the symbol MAJR.OB.

The Company issued a press release announcing trading of its common stock on the
OTCBB on November 15, 2004, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     EXHIBIT
     NUMBER       DESCRIPTION
     -------      -----------

     99.1         Press Release dated November 15, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE MAJOR AUTOMOTIVE COMPANIES, INC.

                                      By: /s/ BRUCE BENDELL
                                          Bruce Bendell
                                          President, Chief Executive Officer and
                                          Acting Chief Financial Officer

Dated: November 15, 2004